FIRST AMENDMENT TO REVOLVING CREDIT NOTE

THIS FIRST AMENDMENT TO REVOLVING CREDIT NOTE is made and entered into as of the 1st day of March, 1997, between (i) UNIQUEST COMMUNICATIONS, INC., a Utah corporation (the "Borrower"), and (ii) AGENT FINANCIAL SERVICES, LLC, a Kentucky limited liability company (the "Lender").

                             PRELIMINARY STATEMENT:

A. Pursuant to that certain Loan Agreement dated as of September 18, 1995, between the Borrower and the Lender, the Lender has established a line of credit in the principal amount of Three Hundred Thousand Dollars ($300,000.00) in favor of the Borrower (the "Line of Credit"). The Loan Agreement and other Borrower Documents were originally between the Borrower and UniDial Incorporated. The Lender acquired the Loan from UniDial Incorporated on January 1, 1997.

B. The obligation of the Borrower to repay the outstanding principal balance of the Line of Credit, together with accrued interest thereon is evidenced by that certain Revolving Credit Note dated September 18, 1995, made by the Borrower, payable to the order of the Lender, and in the face principal amount of Three Hundred Thousand Dollars ($300,000.00), as amended pursuant to that certain First Amendment to Revolving Credit Note dated March 1, 1997 between the Borrower and the Lender (the "First Amendment") (collectively, the "Note").

C. The Borrower has now requested that the Lender extend the payment due dates of the Note from March 1, 1997, June 1, 1997 and September 1, 1997 to one due date of January 31, 1998, which the Lender is willing to do upon the condition, among others, that the Borrower execute and deliver this First Amendment in favor of the Lender.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in the Loan Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement or Note, as applicable.

2. The Lender hereby extends the principal due dates of the Note from March 1, 1997, June 1, 1997 and September 1, 1997 to one due date of January 31, 1998.

3. The Borrower and the Lender hereby agree to an annual interest rate of the Prime Rate plus two percent (2%).

4. Each of the Loan Agreement and the other Borrower Documents to which the Borrower is a party is hereby amended to reflect that the principal due dates of March 1, 1997, June 1, 1997 and September 1, 1997 be extended to one due date of January 31, 1998.

5. The term "Guaranty" as defined in Section I of the Loan Agreement, is hereby redefined to mean that certain Guaranty Agreement dated as of September 18, 1995, executed and delivered by the Guarantors in favor of the Lender, as amended pursuant to that certain Ratification and Reaffirmation of even date herewith, executed and delivered by the Guarantors in favor of the Lender.

6. Except to the extent amended or modified hereby, the Borrower hereby reaffirms all its representations, warranties and covenants set forth in the Loan Agreement and the other Borrower Documents to which it is a party including, without limitation, the grant of the liens on and security interests in the assets of the Borrower pursuant to the Borrower Documents to secure the payment of the entire unpaid principal balance of and all accrued and unpaid interest on the Revolving Credit Note, as amended pursuant to this First Amendment.

7. The Borrower represents and warrants that no Event of Default has occurred or is continuing under the Loan Agreement.

8. This First Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

9. This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

10. This First Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior understandings with respect to the subject matter hereof.

11. No change, modification, addition or termination of this First Amendment or of any of the other documents referred to herein shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this First Amendment to Revolving Credit Note to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                            UNIQUEST COMMUNICATIONS, INC.

                                       By: /s/  Thomas E. Aliprandi
                                           ------------------------------------
                                           Thomas E. Aliprandi, President

                                       By: /s/  David E. Shepardson
                                           ------------------------------------
                                           David E. Shepardson, III,
                                           Vice President-Treasurer

                                      (the "Borrower")


                                       AGENT FINANCIAL SERVICES, LLC

                                       By: /s/  Kenneth D. Richey
                                           ------------------------------------
                                           Kenneth D. Richey, Operating Manager

                                      (the "Lender")